Filed Pursuant to Rule 497(e)

File Nos. 333-195493; 811-22961

Discipline Fund ETF

(a series of EA Series Trust)

Ticker Symbol: DSCF

February 3, 2023

Supplement to the

Prospectus and Statement of Additional Information (“SAI”)

dated November 28, 2022 and Summary Prospectus dated November 29, 2022

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for Discipline Fund ETF (DSCF).

Effective immediately, Brandon Koepke will no longer serve as portfolio manager to DSCF. As a result of this change, all references to Mr. Koepke’s service as a portfolio manager to DSCF in the summary prospectus, prospectus and SAI should be removed in entirety.

In addition, Mr. Wm. Joshua Russell has been appointed as Mr. Koepke’s replacement as a portfolio manager to DSCF and the following information has been supplemented for Mr. Russell.

The “Portfolio Managers” section found on page 6 of the summary prospectus and prospectus has been updated as follows:

Portfolio Managers

Cullen Roche, Chief Investment Officer of the Sub-Adviser, has been primarily responsible for the day-to-day management of the Fund since its inception in September 2021. Mr. Roche provides his recommendations to Messrs. Richard Shaner and Wm. Joshua Russell, Portfolio Managers of the Adviser. Mr. Shaner has been primarily and jointly responsible for the day-to-day management of the Fund since 2021. Mr. Russell has been primarily and jointly responsible for the day-to-day management of the Fund since January 2023.

The “Portfolio Managers” section found on page 17 of the prospectus has been supplemented as follows:

Portfolio Managers

Mr. Wm. Joshua Russell, PhD, CFA has been a Senior Portfolio Manager with the Advisor since October 2022 and a portfolio manager of the Fund since January 2023. Prior to this he was a Portfolio Manager at Carson Group where he was responsible for approximately $1.7 billion in assets. He has also served in quant research roles as VP, Sr. Research Analyst at Franklin Templeton and Senior Quantitative Strategist at WisdomTree. Prior to entering the industry, Dr. Russell was a PhD candidate where he conducted research on large-scale distributed systems for the US Army, the US Air Force, and NASA. He earned a PhD in Electrical and Computer Engineering, a Masters in Economics, and a Masters in Electrical and Computer Engineering at the University of California, Santa Barbara. He earned a Bachelor of Science in Electrical Engineering from the University of Washington and is a CFA Charterholder.

The “Investment Management and Other Services” section found on page 24 of the SAI has been updated as follows:

The following table summarizes the affiliated persons of the Fund that are also affiliated persons of the Adviser.

NAME	AFFILIATION WITH FUND	AFFILIATION WITH ADVISER
Wesley R. Gray, Ph.D.	Trustee and President of the Trust	Executive Managing Member
John R. Vogel	Treasurer, Chief Financial Officer	Managing Member
Jessica D. Leighty	Chief Compliance Officer	Chief Compliance Officer
Patrick R. Cleary	Secretary	Chief Executive Officer
Wm. Joshua Russell	Portfolio Manager	Portfolio Manager
Richard Shaner	Portfolio Manager	Portfolio Manager
Sean Hegarty	Assistant Treasurer	Chief Operating Officer

The “Portfolio Managers” section found on page 27-28 of the SAI has been supplemented as follows:

PORTFOLIO MANAGERS

The following table shows the number of other accounts managed by the portfolio managers and the reporting information is provided as of January 15, 2023:

The following information is applicable to Wm. Joshua Russell:

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (millions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees (millions)
Registered Investment Companies	20	$1,450	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	273	$506	0	$0

The following table provides the dollar range of equity securities beneficially owned by the portfolio managers in the Fund as of January 15, 2023.

Dollar Range of Equity Securities Owned
Wm. Joshua Russell	None

Adviser – Portfolio Manager

The portfolio managers do not currently manage any other client accounts using the same investment strategy as that of the Fund. Further, the Adviser has established policies and procedures reasonably designed to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. There can be no assurance that these policies and procedures will be effective, however.

Compensation

Adviser – Portfolio Managers

Wm. Joshua Russell’s compensation is comprised of both fixed and variable components – the variable component is a potential bonus that is dependent upon the overall profitability of the Adviser’s parent company.

Please retain this Supplement with your Summary Prospectus, Prospectus and Statement of Additional Information.